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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)  April 17, 2002
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                              The St. Joe Company
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              (Exact Name of Registrant as Specified in Its Charter)

                                    Florida
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         1-10466                                       59-0432511
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 (Commission File Number)                   (IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL             32207
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (904) 396-6600
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             (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

PRELIMINARY STATEMENT

The 8-K/A is filed to amend the Form 8-K filed by the Registrant on April 18, 2002 in which the transaction described herein was reported under Item 5. The Registrant has determined the transaction should be reported under Item 2 and has included the required financial information as an Exhibit to this Form 8-K/A.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 17, 2002, The St. Joe Company sold all the stock of its wholly owned subsidiary, St. Joe Real Estate Services, Inc., to NRT Incorporated, a subsidiary of Cendant Corporation. The purchase price, which was calculated based on the earnings of St. Joe Real Estate Services, Inc. and included working capital, was approximately $170 million.

         St. Joe Real Estate Services, Inc. is engaged in residential real estate brokerage under the Arvida Realty Services ("ARS") brand name and also provides mortgage and title services. It operates only in the State of Florida.

         NRT, Incorporated will continue to operate the business using the Arvida name for a transitional period.


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ITEM 7.  EXHIBIT INDEX

        99.1 Pro forma Financial Information                    -  Filed Herewith.

        99.2 Stock Purchase Agreement dated April 17, 2002      - Incorporated by reference
                                                                  to Exhibit 99.1 to St. Joe
                                                                  Form 8-K filed April 18, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The St. Joe Company
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                                                (Registrant)

Date: May 8, 2002                     By:    /s/ Robert M. Rhodes
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                                                (Signature)

                                      Name: Robert M. Rhodes
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                                      Title:  Executive Vice President
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                                                     and General
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